SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 15, 2004
                                          -------------


                         CARMAX AUTO OWNER TRUST 2004-1


             (Exact name of registrant as specified in its charter)


  Delaware                         333-107925-02                 86-6332062
-------------                      -------------                 ----------
(State or other                     (Commission                 (IRS Employer
jurisdiction                         File No.)               Identification No.)
of incorporation)


c/o CarMax Auto Superstores, Inc. (as Servicer)
4900 Cox Road, Glen Allen, Virginia                                     23060
-----------------------------------                                     -----
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512

Item 5                     Other Events.
                           -------------
                           On July 15, 2004, the servicer for the CarMax Owner Trust 2004-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trutsee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended June 30, 2004.


Item 7(c).                 Exhibits.
                           ---------

                           The following is filed as an exhibit to this report under Exhibit 99:

99.1 CarMax Auto Owner Trust 2004-1 Statement to Noteholders and Certificateholders for the collection period ended June 30, 2004.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARMAX AUTO OWNER TRUST 2004-1


                                    By:      CARMAX AUTO
                                             SUPERSTORES, INC.,
                                             as Servicer




                                    By:      /s/Keith Browning
                                             -----------------
                                             Keith Browning
                                             Executive Vice President
                                             and Chief Financial Officer






Date:  July 15, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2004-1
                         ------------------------------

                                INDEX TO EXHIBITS




Exhibit
Number            Exhibit
------            -------


   99.1 CarMax Auto Owner Trust 2004-1 Statement to Noteholders and Certificateholders for the collection period ended
                  June 30, 2004.